Q2 Fiscal 2019 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
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TRANSCAT® Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q2 FY 2019 Execution

Consolidated Results

- Revenue up 8.2% to $38.9M; organic growth of 7.4%
- Demonstrated operating leverage: operating income up 49% to $2.2M; operating margin expanded 150 bps to 5.6%
- Net income nearly doubled to $1.5M; diluted EPS up $0.09 to $0.20
- YTD cash from operations of $4.9M, up $3.2M

Service Segment

- Strong value proposition: Segment revenue up 9.1% driven by organic growth of 7.6%
- 38 consecutive quarters of YOY revenue growth
- Taking market share in life science and general industrial manufacturing
- Segment operating margin improved 140 bps

Distribution Segment

- Segment sales up 7.3%; Higher demand from core industrial customers
- Rental revenue up 15% to $1.0 million
- Segment gross margin increased 110 bps on product mix, rebates and pricing initiatives; Operating margin expanded 170 bps

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Drive Double-Digit Service Growth

Executing Acquisition Strategy


Bolt-on
Montreal
Dispersion
Ottawa
Boston
Portland
Toronto
Rochester
Milwaukee
Pittsburgh
Harrisburg
Philadelphia
Ft. Wayne
Angel's Instrumentation
(Norfolk)
Dayton
St. Louis
Denver
Bolt-on
Charlotte
Los Angeles
Excalibur Engineering
Bolt-on
Phoenix
NBS Calibrations, Inc.
San Diego
Houston
San Juan

Revenue

($ in millions)

Q2 Service Segment


$18.2
$19.9
Q2 FY 2018
Q2 FY 2019

Q2 Distribution Segment


$17.7
$19.0
Q2 FY 2018
Q2 FY 2019

7% CAGR*

Consolidated – Annual


$123.6
$122.2
$143.9
$155.1
$158.5
$51.8
$59.2
$71.1
$77.4
$80.0
$71.8
$63.0
$72.8
$77.7
$78.5
FY 2015
FY 2016
FY 2017
FY 2018
Q2 FY19 TTM
Service
Distribution

- Q2 Service up 9.1% overall
  - 7.6% organic growth
  - 13% CAGR*
  - 38 consecutive quarters of YOY growth
- Q2 Distribution up 7.3%
  - Higher core industrial demand
  - Rental revenue grew 15% to $1.0 million

**FY 2015 – Q2 FY19 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin Expansion

($ in millions)

Q2 Service Segment


$0.8
4.3%
$1.1
5.7%
Q2 FY 2018
Q2 FY 2019

Consolidated – Annual


13% CAGR*
$6.8
$3.7
$3.1
$6.3
$4.2
$2.1
$7.9
$4.8
$3.2
$9.0
$5.2
$3.9
$10.4
$5.7
$4.7
FY 2015
FY 2016
FY 2017
FY 2018
Q2 FY19 TTM
Service
Distribution

Q2 Distribution Segment


$0.7
3.8%
$1.1
5.5%
Q2 FY 2018
Q2 FY 2019

- Strong operating leverage
- As a percent of revenue, total operating costs down 70 bps to 17.9%
- Q2 total operating income grew 49% and margin up 150 bps to 5.6%

**FY 2015 – Q2 FY19 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)



Annual
18% CAGR*
$4.0
$4.1
$4.5
$5.9
$7.2
$0.57
$0.58
$0.64
$0.81
$0.97
FY 2015
FY 2016
FY 2017
FY 2018
Q2 FY19 TTM
Diluted EPS
Quarterly
$0.8
$1.5
$0.11
$0.20
Q2 FY 2018
Q2 FY 2019

- Lower effective tax rate in Q2 FY19 of 24.9% compared with 34.2% in the prior-year period primarily due to the Tax Cuts and Jobs Act enacted in December 2017
- Expect tax rate to range between 25% and 27% for fiscal 2019**
  (includes Federal, various state, and Canadian income taxes)

Net income FY 2015 – Q2 FY19 TTM

***FY 2019 tax rate expectation provided as of October 23, 2018*

TRANSCAT® Trust in every measure

Adjusted EBITDA* and Margin

($ in millions)

Q2 Service Segment


$2.1
11.3%
Q2 FY 2018
$2.4
12.1%
Q2 FY 2019

Q2 Distribution Segment


$1.2
6.9%
Q2 FY 2018
$1.6
8.4%
Q2 FY 2019

17% CAGR**

Consolidated – Annual


$10.3
$6.1
$4.1
FY 2015
$10.6
$7.5
$3.1
FY 2016
$14.5
$9.6
$4.9
FY 2017
$16.4
$10.2
$6.2
FY 2018
$17.6
$10.7
$6.8
Q2 FY19 TTM
Service
Distribution

- Total Q2 Adjusted EBITDA* up 22%; margin expanded 110 bps to 10.3%
  - Distribution segment up 30%
  - Service segment up 17%
- 17% CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2015 – Q2 FY19 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt



$12.2
$19.1
$27.3
$22.9
$25.3
FY 2015
FY 2016
FY 2017
FY 2018
Q2 FY 2019

- Angel's Instrumentation acquisition in late Aug 2018
  - $4.7 million purchase price; $3.7 million paid in Q2
- Strong cash generation
- $17.7 million available from credit facility as of September 29, 2018
- 1.34x leverage ratio at quarter-end
  (Total debt to TTM Adjusted EBITDA)*
- CapEx primarily focused on rental assets and customer-driven Service capabilities

Capital Expenditures



$3.5
$4.1
$5.3
$5.9
$3.7
FY 2015
FY 2016
FY 2017
FY 2018
Q2 FY19 YTD

Cash Flow from Operations



$4.4
$11.0
$7.5
$9.9
$13.1
FY 2015
FY 2016
FY 2017
FY 2018
Q2 FY19 TTM

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

TRANSCAT® Trust in every measure

FY19 Outlook* – Building our Business for the Long Term

SERVICE SEGMENT: expect double-digit revenue growth and improved productivity

DISTRIBUTION SEGMENT: expect low to mid single-digit sales growth

ACQUISITIONS: a key part of our strategy; active pipeline and we believe ample dry powder to execute

OPERATIONAL EXCELLENCE: using technology as a competitive advantage and to aid in the accelerated integration of acquisitions; main drivers expected to impact margin profile in 12-24 months *(including automation in calibration process and tools to improve key processes like pricing and special handling)*

CAPEX: anticipate spend of $7.0 million to $7.5 million in fiscal 2019, as follows:

Service capabilities	~$4.0 million
Rental assets	~$2.0 million
Maintenance	~$1.0 to $1.5 million

** Outlook provided as of October 23, 2018*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13683727***
- Telephone replay available through **Wednesday, October 31, 2018**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

TRANSCAT®
Trust in every measure

TRANSCAT Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	2QFY19 TTM
Net Income	$ 4,026	$ 4,124	$ 4,522	$ 5,922	$7,201
+ Interest	234	247	719	1,018	904
+ Other Expense / (Income)	111	48	51	60	51
+ Tax Provision	2,397	1,883	2,642	2,026	2,202
Operating Income	$ 6,768	$ 6,302	$ 7,934	$ 9,026	$10,358
+ Depreciation & Amortization	3,090	3,946	6,184	5,991	6,074
+ Other (Expense) / Income	(111)	(48)	(51)	(60)	(51)
+ Noncash Stock Compensation	507	359	453	1,411	1,186
Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$17,567**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

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Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	2QFY19 TTM
Service Operating Income	$ 3,693	$ 4,155	$ 4,769	$ 5,158	$ 5,676
+Depreciation & Amortization	2,362	3,216	4,660	4,397	4,485
+Other (Expense) / Income	(138)	(64)	(55)	(61)	(51)
+Noncash Stock Compensation	224	171	217	706	609
Service Adjusted EBITDA	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,719
Distribution Operating Income	$ 3,075	$ 2,147	$ 3,165	$ 3,868	$ 4,682
+Depreciation & Amortization	728	730	1,524	1,594	1,589
+Other (Expense) / Income	27	16	4	1	-
+Noncash Stock Compensation	283	188	236	705	577
Distribution Adjusted EBITDA	$ 4,113	$ 3,081	$ 4,929	$ 6,168	$ 6,848
Service	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,719
Distribution	4,113	3,081	4,929	6,168	6,848
Total Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,567**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.